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                                                                   EXHIBIT 10.59



                               SIXTH AMENDMENT TO
                 DYNEGY INC. PROFIT SHARING/401(K) SAVINGS PLAN


         WHEREAS, Dynegy Inc. (the "Company") and other Employers have heretofore adopted the Dynegy Inc. Profit Sharing/401(k) Savings Plan (the "Plan") for the benefit of their eligible employees; and

         WHEREAS, the Company amended and restated the Plan on behalf of itself and the other Employers, effective as of January 1, 1998; and

         WHEREAS, the Company desires to further amend the Plan on behalf of itself and the other Employers;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of December ____, 1999:

         1. Section 1.1(56) of the Plan shall be amended by adding the following new sentence to the end of such Section:

         "Solely for purposes of the preceding sentence and Sections 3.3, 4.2(c), and 4.2(d), a Facility Employee (as hereinafter defined) shall be considered employed by the Employer on the last day of the Plan Year beginning on January 1, 1999. A 'Facility Employee' means each individual who was employed by the Employer at the Employer's Texarkana facility, New Hope facility, East Texas facility, Myrtle Springs facility, Ginger facility, or Eustace facility (collectively, the 'Facilities') immediately prior to the sale of the Facilities to Sulphur River Gathering L.P. or an affiliate thereof."

         2. As amended hereby, the Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this _____ day of December, 1999.

                                                    DYNEGY INC.


                                                       BY:
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                                                          NAME:
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                                                          TITLE:
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